UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200 Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

(855) 766-9463

Registrant’s telephone number, including area code

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment (the “Amendment”) to the Current Report on Form 8-K filed with the SEC on July 25, 2025 (the “Original 8-K”) is being filed to correct the number of shares of common stock issued during the period from July 7 to July 23. The Original 8-K inadvertently included the total aggregate number of shares issued pursuant to the Purchase Agreement. This Amendment corrects the number of shares issued from July 7 through July 23, 2025 to 329,040 shares of common stock. No other changes have been made to the Original 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

From July 7 through July 23, 2025, Amaze Holdings, Inc. (f/k/a Fresh Vine Wine, Inc.) (the “Company”) issued and sold to C/M Capital Master Fund, LP (the “Purchaser”) a total of 329,040 shares of common stock for an aggregate purchase price of $2,601,011, pursuant to that certain securities purchase agreement (the “Purchase Agreement”) dated as of May 6, 2025 by and between the Company and the Purchaser. The Purchase Agreement was previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2025.

In connection with those sales, the Company also issued a total of 2468 shares of common stock to the Purchaser as commitment shares, pursuant to the terms of the Purchase Agreement.

The shares of common stock were offered and sold to the Purchaser in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities. The offer or sale by the Company of the securities is not being registered under the Securities Act or any state securities laws and, therefore, such securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2025

AMAZE HOLDINGS, INC.

	By:	/s/ Aaron Day
	Name:	Aaron Day
	Title:	Chief Executive Officer